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                                                                   EXHIBIT 10.10

                       AMENDMENT TO FORBEARANCE AGREEMENT

        This Amendment to Forbearance Agreement (this "Amendment") is dated as of May 15, 2003, and is entered into by and among Leon D. Roisman, D.M.D ("Roisman DMD"), Leon D. Roisman, D.M.D, Inc., a California corporation ("Roisman Inc."), and Roisman Acquisition Company, a California corporation ("Roisman Acquisition"; Roisman Acquisition, together with Roisman DMD and Roisman Inc., "Roisman"); and CDC of California, Inc, a Delaware corporation (the "Corporation"), and Castle Dental Centers of California, L.L.C., a Delaware limited liability company (the "LLC", the LLC, together with the Corporation, collectively referred to at times as "Castle").

                                    RECITALS

        WHEREAS, on July 17, 2002, Roisman and Castle executed and delivered that certain Forbearance Agreement (the "Forbearance Agreement"; capitalized terms which are used but not otherwise defined in this Amendment shall have the respective meanings ascribed thereto in the Forbearance Agreement) by and among each of them, pursuant to which Roisman agreed to forbear from further efforts to collect, realize and enforce the Claim and the asserted Judgment Lien; and

        WHEREAS, Castle has informed Roisman that liabilities and obligations owing by Castle and Castle Dental Centers, Inc., a Delaware corporation ("Castle Dental") to the "Original Bank Group" (as defined in the Forbearance Agreement as amended hereby) are being satisfied and that Castle and Castle Dental are obtaining a credit facility from the "Bank Group" (as defined in the Forbearance Agreement, as amended hereby); and

        WHEREAS, Roisman and Castle desire to amend the Forbearance Agreement as follows.

        NOW therefore, the parties hereto, having exchanged good, valuable and adequate consideration, the sufficiency of which is acknowledged, hereby agree as follows:

                                   AGREEMENTS

        1. ESTOPPEL AND RATIFICATION. Each party hereto hereby agrees the Forbearance Agreement, as amended by this Amendment, remains in full force and effect in accordance with its terms. Castle represents to Roisman that, as of the date of this Amendment, no default or event of default has arisen or, based upon facts or circumstances in existence as of the date of this Amendment, could arise with the passage of time under the Forbearance Agreement after giving effect to this Amendment, and Roisman represents to Castle that Roisman is not aware of any facts or circumstances in existence as of the date of this Amendment under which a default or event has risen or which, with the passage of time, could arise under the Forbearance Agreement after giving effect to this Amendment. Each party hereto hereby ratifies and confirms its liabilities, obligations and agreements under the Forbearance Agreement, as amended by this Amendment.

        2. AMENDMENTS TO FORBEARANCE AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below:

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        2.1     PARAGRAPH 2.b. Paragraph 2.b of the Forbearance Agreement is
hereby amended by adding the following sentence to the end of that paragraph as a new last sentence thereof: "Notwithstanding the foregoing, commencing with the monthly payment due for May 2003, the amount of the monthly payments described in the first sentence of this paragraph shall be increased to $35,000.00."

        2.2 PARAGRAPH 2.c. Paragraph 2.c of the Forbearance Agreement is hereby amended by deleting the phrase "in the amount of $25,000.00 per month" and inserting in its place the phrase "in the amount of $30,000.00 per month."

        2.3 PARAGRAPH 4.a. Paragraph 4.a of the Forbearance Agreement is hereby amended by inserting the following language after the term LLC: "other than a pledge or encumbrance of the stock of the Corporation or the equity interest in the LLC in favor of the Bank Group; provided, however, such pledge or encumbrance shall not have greater priority with respect to the Judgment Lien than did the previous pledge or encumbrance of the stock of the Corporation or the equity interest in the LLC in favor of the Original Bank Group."

        2.4 PARAGRAPH 4.h. Paragraph 4.h of the Forbearance Agreement is hereby amended by inserting in the second sentence of that paragraph, immediately after the phrase "between Roisman and the Bank Group" the words "or between Roisman and the 'Original Bank Group.'" In addition, the following shall be added as a new last sentence of Paragraph 4 (h): "For the purposes of this Agreement, the 'Original Bank Group' shall mean Bank of America, N. A., as Agent for the Original Bank Group, Banc of America Strategic Solutions, Inc., Fleet National Bank, Amsouth Bank and Heller Financial, Inc. as lenders under that certain Amended and Restated Credit Agreement dated December 18, 1998 as amended on July 20, 1999, September 30, 1999, October 31, 1999 and January 31, 2000."

        2.5 PARAGRAPH 4.i. Paragraph 4.i of the Forbearance Agreement is hereby amended by deleting such Paragraph in its entirety and substituting the following language therefor:

        "       i.      Nothing contained in this Agreement shall be deemed or
        construed to prevent Roisman from perfecting and maintaining the validity, effectiveness and priority of the Roisman Claim, the judgment therefore or the Judgment Lien, except as provided in Paragraph 4(a) and in the proviso included at the end of this sentence, nor shall anything contained herein prevent the Bank Group from taking steps to perfect and maintain the validity, effectiveness and priority of any security interests, pledges, liens or other encumbrances of or in: (i) the stock or other equity interests of Castle or (ii) the assets and real and personal property of Castle; provided, however, such security interests, pledges, liens or other encumbrances shall not have greater priority with respect to the Judgment Lien than did the previous security interests, pledges, liens or other encumbrances in favor of the Original Bank Group."

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        2.6     PARAGRAPH 11. Paragraph 11 of the Forbearance Agreement is
hereby amended by deleting such Paragraph in its entirety and substituting the following language therefor:

        "11. BANK GROUP. For the purposes of this Agreement: (a) the term "Credit Agreement" means into that certain Credit Agreement dated as of May __, 2003 by and among Castle Dental Centers, Inc., a Delaware corporation, General Electric Capital Corporation, a Delaware corporation, in its capacity as agent ("Agent") for the benefit of all lenders and individually as a lender (together with all other "Lenders" thereunder as defined therein, the "Lenders"), and the other Lenders parties thereto, as the same may be amended, restated, modified or supplemented and in effect from time to time, and (b) the term "Bank Group" shall mean Agent and such Lenders."

        2.7 PARAGRAPH 13(b). Paragraph 13(b) of the Forbearance Agreement is hereby amended by deleting such Paragraph in its entirety and substituting the following language therefor:

        "(b)    If to Roisman:        Leon D. Roisman
                                      310 S. Lake Avenue
                                      Pasadena, CA 91101
                                      Telecopy: (626) 432-4270

                with a copy to:       Peitzman, Glassman, Weg & Kempinsky LLP
                                      1801 Avenue of the Stars, Suite 1225
                                      Los Angeles, California 90067
                                      Telecopy: (310) 552-3101
                                      Attention: Lawrence Peitzman, Esq."

        3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to each of the following conditions precedent or concurrent:

                (a) NO DEFAULT. No default or event of default under the Forbearance Agreement, as amended hereby, shall have occurred and be continuing;

                (b) WARRANTIES AND REPRESENTATIONS. The warranties and representations of each party to the Forbearance Agreement contained in this Amendment and the Forbearance Agreement, as amended hereby, shall be true and correct in all material respects as of the effective date hereof, with the same effect as though made on such date, unless such representations and warranties expressly refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date;

                (c) DOCUMENTS. Each party hereto shall execute and deliver to counsel to General Electric Capital Corporation, Castle, and Roisman, respectively, a copy of its duly executed signature page to this Amendment and such other documents and deliveries as Roisman or Castle may reasonably request; and

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                (d)     LEGAL EXPENSES OF ROISMAN. Castle shall have reimbursed
Roisman for the costs and expenses of legal counsel to Roisman incurred in connection with the execution and delivery of this Amendment; provided, however, such amount shall not exceed $5,000.00.

        4. AUTHORITY. Each party hereto represent to each of the other parties that (a) such party has all the necessary power and authority to execute, deliver, and perform its respective obligations under the Forbearance Agreement and this Amendment; (b) the execution, delivery and performance by such party of its obligations under this Amendment have been duly authorized by all necessary corporate or limited liability company action on its part (if necessary); (c) the person executing this Amendment on such person's behalf is duly authorized to do so; and (d) the Forbearance Agreement and this Amendment constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms.

        5. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Each party hereto hereby agrees the Forbearance Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms. Each party hereto hereby ratifies and confirms its liabilities, obligations and agreements under the Forbearance Agreement, as amended by this Amendment. No party's agreement to the terms of this Amendment or any other amendment shall not be deemed to establish or create a custom or course of dealing among any of the parties hereto.

        6. COUNTERPARTS. This Amendment may be executed in one of more counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

        7. GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of California, without regard to conflict of laws principles.

        9. SEVERABILITY. In the event that any provision of this Amendment is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Amendment shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

        10. HEADINGS. The paragraph headings used in this Amendment are for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment.

        11. RECITALS. The foregoing recitals are hereby incorporated herein by this reference thereto.

        12. NO STRICT CONSTRUCTION. The language used in this Amendment shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

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                    - Remainder of Page Intentionally Blank -
                            [Signature Page Follows]

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        Signed  and executed by the parties hereto as of the date first set forth above.

Leon D. Roisman, D.M.D.             CDC of California, Inc.

                                     By:
---------------------------------       -----------------------------
                                     Its:
                                         ----------------------------

Leon D Roisman, D.M.D., Inc.         Castle Dental Centers of California, L.L.C.

By:                                  By:
   ------------------------------       -----------------------------
Its:                                 Its:
   ------------------------------        ----------------------------

Roisman Acquisition Company

By:
   -------------------------------
Its:
    ------------------------------

                  CONSENT TO FORBEARANCE AGREEMENT, AS AMENDED

        General Electric Credit Corporation, as "Agent," on behalf of itself as "Agent" for the Bank Group (as defined above), as of the year and date first written above, hereby: (a) agrees to the provisions contained in Paragraphs 3, 4.a, 4.h, 4.i, 6 and 11 of the Forbearance Agreement, as amended hereby; and (b) represents and warrants to Roisman that it has authority to execute this Consent on behalf of itself as Agent and Lender and the other Lenders under the Credit Agreement.

                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               a Delaware corporation, as Agent and as a Lender

                               By:
                                   -------------------------------------
                               Name:
                                    ------------------------------------
                               Its: Duly Authorized Signatory